Exhibit 99.1

ITEM 9. FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors
Lawriter LLC
Cincinnati, Ohio

We have audited the accompanying balance sheets of Lawriter LLC (the “Company”) as of December 31, 2006 and 2005, and the related statements of operations, members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lawriter LLC as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Derrick, Stubbs & Stith, LLP
Columbia, South Carolina

January 15, 2008

Lawriter LLC
Balance Sheets

	December 31,	December 31,
	2006	2005

Assets
Current assets
Cash and cash equivalents	$201,704	$117,908
Investment securities	554,023	419,075
Accounts receivable	260,422	213,460
Other current assets	460	860
Total current assets	1,016,629	751,303

Property and equipment, net of accumulated depreciation
of $195,057 and $167,347, respectively	25,245	44,914

Goodwill	1,549,477	1,549,477

Other assets
Notes receivable	176,109	264,164

Total assets	$2,767,460	$2,609,858

Liabilities and members’ equity
Current liabilities
Accounts payable trade	$46,238	$82,719
Deferred revenue	223,688	204,784
Accrued expenses	25,116	22,252
Loan from related party	105,000	-
Other current liabilities	2,776	1,745
Total current liabilities	402,818	311,500

Members’ equity
Members’ capital	2,364,642	2,298,358

Total liabilities and members’ equity	$2,767,460	$2,609,858

The accompanying notes are an integral part of these financial statements.

Lawriter LLC
Statements of Operations

	Year Ended
	December 31,	December 31,
	2006	2005

Subscription revenues	$2,598,788	$2,167,795
Cost of subscription revenues	243,496	539,878

Gross Profit	2,355,292	1,627,917
Expenses
General & administrative	2,056,565	1,755,001
Depreciation & amortization	27,710	22,819

Total expenses	2,084,275	1,777,820

Operating income (loss)	271,017	(149,903)

Other income, net	95,267	28,447

Net income (loss)	$366,284	$(121,456)

The accompanying notes are an integral part of these financial statements.

Lawriter LLC
Statements of Cash Flows

	Year Ended
	December 31,	December 31,
	2006	2005
Cash flows from operating activities
Net income (loss)	$366,284	$(121,456)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation and amortization	27,710	22,819
Changes in operating assets and liabilities
Accounts receivable	(46,983)	(175,358)
Accounts payable	(36,481)	(137,404)
Deferred revenue	18,904	204,784
Service payable	-	(200,000)
Accrued expenses	7,615	(7,288)
Advances	-	(35,000)
Other current liabilities, net	(3,319)	(3,088)
Net cash provided by (used in) operating activities	333,730	(451,991)
Cash flows from investing activities
Acquisition of equipment	(8,041)	(15,298)
Purchase of investment securities	(134,948)	(53,654)
Net cash used in investing activities	(142,989)	(68,952)
Cash flows from financing activities
Capital investment	-	500,000
Capital distribution	(300,000)	-
Loan from member	105,000	-
Notes receivable	88,055	88,055
Net cash (used in) provided by financing activities	(106,945)	588,055
Net increase in cash	83,796	67,112
Cash and cash equivalents at beginning of period	117,908	50,796
Cash and cash equivalents at end of period	$201,704	$117,908

Supplemental disclosures of cash flow information:
Cash paid during the period for
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

Lawriter LLC
Statements of Changes in Members’ Equity
Years Ended December 31, 2006 and 2005

Balance at December 31, 2004	$1,919,814
Net loss	(121,456)
Capital contribution	500,000
Balance at December 31, 2005	2,298,358
Net income	366,284
Capital distribution	(300,000)
Balance at December 31, 2006	$2,364,642

The accompanying notes are an integral part of these financial statements.

NOTE 1 Organization and Significant Accounting Policies

Organization

Lawriter LLC was organized as a limited liability corporation in the state of Ohio in 2000, by way of a Joint Venture Agreement between the Ohio State Bar Association (“OSBA”), OSBA.com (an Ohio limited liability company in which OSBA has a 95% controlling interest), Joseph W. Shea III (“Shea”), and Lawriter Corporation, an Ohio corporation wholly owned by Shea. (In these Notes, “we,” “our” and “us” refer to Lawriter LLC.) We provide computer assisted legal research and other related services, by way of access to legal information databases marketed primarily to state bar associations under the name Casemaker®. These customers pay monthly dues in return for access to digitized searchable content containing judicial opinions and related legal data arising out of multiple jurisdictions throughout the United States.

Basis of Presentation and Use of Estimates

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for financial reporting. The financial information contained herein is audited and in the opinion of management, all estimates and adjustments necessary for a fair presentation of such financial information have been included. All such estimates and adjustments are of a normal recurring nature. Our management estimates are based upon information available at the time these estimates are made. These estimates can affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the periods presented. To the extent there are material differences between these estimates and actual results, our financial statements will be affected.

Fair Value of Financial Instruments

We disclose the estimated fair values for all financial instruments for which it is practicable to estimate fair value. Financial instruments including cash and cash equivalents, accounts receivable and payable are deemed to approximate fair value due to their short maturities.

Revenue Recognition

We recognize revenue for sales and services based on the following revenue recognition criteria as prescribed by Statement Of Position (“SOP”) 97-2, “Software Revenue Recognition,” SOP 98-9, “Modification of SOP 97-2, Software Revenue Recognition, with Respect to Certain Transactions, and Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition in Financial Statements”:

1.	Persuasive evidence of an arrangement exists - The Company’s customary practice is to enter into a written contract, executed by both parties.

2.
The fee is fixed or determinable - The Company negotiates the fee for services at the outset of fee-based arrangements. This fixed amount is payable on a monthly basis throughout the term of the renewable contract.

3.	Collectibility is probable - Based on past payment histories, as well as the reputation of the customer base, collectibility is determined at the outset of the arrangement.

4.	Delivery has occurred - Revenue is recognized as the delivery of services has occurred.

Cash and Cash Equivalents, and Marketable Securities

We invest our excess cash in money market funds. All highly liquid investments with stated maturities of three months or less from date of purchase are classified as cash equivalents.

We account for investments under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities.” We have investments in two types of funds classified as either cash equivalents or investment securities. SFAS No. 115 requires any activity with regard to “trading” securities between reporting periods to be included in current earnings. Our investment securities are marked-to-market with any unrealized gains or losses reflected in current earnings. Our investments included in cash equivalents are carried at fair value.

Allowance for Doubtful Accounts

Through the analysis of historical trends as well as current conditions, management has not provided a reserve for un-collectable accounts as past experience indicates timely payments with no history of write-offs.

Property, Plant and Equipment

Property, plant and equipment are recorded at their original cost. Depreciation is computed using the double declining balance method over the estimated useful lives of the assets. The costs of maintenance and repairs, which are not significant improvements, are expensed when incurred. There are no asset retirement obligations associated with any of our long-lived assets. Furniture is depreciated over a five year useful life while computers are depreciated over a three year useful life.

Software is stated at its original cost, less accumulated depreciation. We compute amortization expense using the straight-line method over the estimated useful lives of the software which is three years. We amortize leasehold improvements using the straight-line method over the lesser of the remaining term of the lease or its estimated useful life.

Goodwill

Upon our inception on June 20, 2000, Lawriter Corporation contributed some fixed assets and all rights with respect to the Electronic Law Library databases, which embody the digital content accessed by the customers, in exchange for a 62.5% ownership position in us. OSBA.com contributed $1,000,000 in cash for a 37.5% ownership position. Pursuant to this transaction, the agreed capital was $1,666,667 based on the proportional ownership established in this arms-length transaction.

We originally allocated the excess of capital over net tangible assets as being attributable to the Electronic Law Library, which we assigned a 15 year useful life. We amortized this asset on a straight-line basis until the adoption of SFAS No. 142, “Goodwill and Other Intangible Assets.” Under SFAS No. 142, subsequent to June 30, 2001, this asset was reclassified to goodwill. As a result, periodic amortization ceased and the asset is tested annually for impairment. No impairment charge has been recorded to date.

The value of the asset as of June 30, 2001, prior to the implementation of SFAS No. 142, was as follows:

June 30, 2001
Intangible Assets
Electronic Law Library	$1,660,154
Less: Accumulated Amortization	(110,677)
Net Intangible Assets	$1,549,477

Software Development Costs

We charge the costs of research and development to expense as these costs are incurred. We do not capitalize software development costs until technological feasibility is reached, which occurs upon the completion of a working model. Because the time between the establishment of a working model and the general availability of the software is short, capitalizable software development costs have been immaterial. Total research and development costs for the years ended December 31, 2006 and 2005 were $244,744 and $539,932, respectively.

Impairment or Disposal of Long-Lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” we monitor events or changes in circumstances which may indicate that carrying amounts of its long-lived assets may not be recoverable. When such events or changes in circumstances are present, we assess the recoverability of assets by determining whether the carrying amount of assets will be recovered through undiscounted, expected future cash flows. If we determine that the carrying values of specific long-lived assets are not recoverable, we will record a charge to operations to reduce the carrying value of those assets to their fair values. We consider various valuation factors, principally discounted cash flows, to assess the fair values of long-lived assets.

Income Taxes

We are structured as a limited liability company, which is a pass-through entity for U.S. tax purposes. As a result, book and tax depreciation amounts are the same. As such, the asset and liability method of accounting for income taxes is not required.

Concentration of Credit Risk

We have no off-balance sheet concentration of credit risk such as foreign exchange contracts, option contracts or other hedging arrangements.

Major Customers

We derive our monthly subscription revenues from various state bar associations throughout the United States. There were 23 and 20 Bar Associations under contract during fiscal 2006 and 2005, respectively. For the year ended December 31, 2006 and 2005, three customers, including OSBA, represented approximately 32% (including 16% from OSBA) and 30% (17%) of total revenues, respectively.

Stock-Based Compensation

On January 1, 2006, we adopted SFAS No. 123R, “Share-Based Payment,” which replaces SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Accounting Principles Board (“APB”)

Opinion No. 25, “Accounting for Stock Issued to Employees.”  SFAS No. 123R requires the cost of employee services received in exchange for equity instruments awarded or liabilities incurred to be recognized in the financial statements.  Under this method, compensation cost beginning January 1, 2006 includes the portion vesting in the period for (1) all share-based payments granted prior to, but not vested as of December 31, 2005, based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123, and (2) all share-based payments granted subsequent to December 31, 2005, based on the grant date fair value estimated using the Black-Scholes option pricing model.

We began using the modified prospective transition method when we adopted SFAS 123R as of January 1, 2006.  We do not anticipate we will grant employee stock options and/or non-vested stock units in the future.  We do not expect the adoption of the guidance to have a significant impact on the determination or reporting of our financial results.

Recent accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109.” FIN No. 48 clarifies the accounting and reporting for uncertainties in income taxes. FIN No. 48 also prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken, or expected to be taken, in income tax returns. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of FIN No. 48 to have a material effect on our consolidated financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which clarifies the definition of fair value and establishes a framework for measuring fair value in generally accepted accounting principles. SFAS No. 157 also expands certain disclosures about fair value investments. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. We do not expect the adoption of SFAS No. 157 to have a material effect on our consolidated financial position, results of operations or cash flows.

Advertising Costs

We expense all advertising costs as incurred.

NOTE 2 Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses as of December 31, 2006 and 2005 consist of the following:

	2006	2005

Accounts payable	$46,238	$82,719
Wages & related payroll taxes	21,084	18,258
Workers compensation	2,302	2,264
Accrued vacation	1,730	1,730
	$71,354	$104,971

NOTE 3 Property and Equipment

Property and equipment consists of the following as of December 31, 2006 and 2005:

	2006	2005

Computers and software	$162,165	$154,124
Furniture and equipment	43,468	43,468
Leasehold improvements	14,669	14,669
	220,302	212,261
Less: Accumulated depreciation	(195,057)	(167,347)
Net property and equipment	$25,245	$44,914

Depreciation expense for the years ended December 31, 2006 and 2005 was $27,710 and $22,819, respectively.

NOTE 4 Lease Obligations

We lease office space and equipment under non-cancelable operating leases. Under one of our two non-cancelable operating leases for office space, we are co-lessees with the law firm owned by our president, Mr. Joseph Shea. Per the terms of that lease, his firm is responsible for 50% of the rental payments, paid directly to the lessor. Rent expense charged to operations in the accompanying statements of operations for office space and equipment under all operating leases was $56,792 and $81,382 for the years ended December 31, 2006 and 2005, respectively.

Scheduled future minimum payments required for non-cancelable operating leases are as follows:

Year	Office Rent	Equipment	Total
2007	$56,909	$165	$57,074
2008	57,686	-	57,686
2009	35,160	-	35,160
2010	14,650	-	14,650
Total	164,405	165	164,570

NOTE 5 Related Party Transactions

We have entered into several agreements with OSBA, including but not limited to; Joint Venture Agreements, Bill of Sale, Assignment and Assumption, Trademark License Agreement, and Operating Agreements. We are developing technology, and OSBA owns the registration for the relevant marks used in the business. OSBA by way of the Trademark License Agreement grants to us use and sublicense rights to the marks on a non-exclusive and royalty-free basis.

We receive revenues from OSBA under an agreement similar to those executed with other state bar associations. OSBA is one of our major customers, as noted in Note 2 above. For the year ended December 31, 2006 and 2005, we recognized revenue under this contract of approximately $413,000 and $407,000, respectively. As of December 31, 2006 and 2005, we included $34,000 and $34,000, respectively, of accounts receivable related to the OSBA.

Mr. Shea, our president and owner of Lawriter Corporation, loaned us $105,000 in December 2006. This amount was repaid in full in February 2007.

Under one of our two non-cancelable operating leases for office space, we are co-lessees with the law firm owned by our president, Mr. Shea. Per the terms of this lease, his firm is responsible for 50% of the rental payments, paid directly to the lessor. For the year ended December 31, 2006 and 2005, Mr. Shea’s firm paid $20,972 and $19,419, respectively in lease payments to the lessor.

NOTE 6 Contingencies

We are not involved in any legal proceedings, claims or litigation, including IRS matters, arising from the normal course of business. Based on management and legal opinion, there is no such threat of any claim or litigation anticipated in the near future. We periodically assess our exposure related to these matters based on available information.

NOTE 7 Members’ Capital

On January 27, 2005, OSBA.com exercised its right to increase its percentage interest in us to 50%, as permitted by the governing joint venture agreement, by contributing $500,000 of additional capital. On December 29, 2006, the owners received a capital distribution of $150,000 each, or $300,000 in total, as permitted by the governing joint venture agreement.

Lawriter LLC
Balance Sheets
(unaudited)

	September 30,	September 30,
	2007	2006

Assets
Current assets
Cash and cash equivalents	$370,472	$ 616,603
Investment securities	313,707	358,487
Accounts receivable	246,589	250,102
Other current assets	1,091	13,446
Total current assets	931,859	1,238,638

Property and equipment, net of accumulated depreciation
of $224,811 and $190,123, respectively	133,764	28,464

Goodwill	1,549,477	1,549,477

Other assets
Notes receivable	88,055	176,109

Total assets	$2,703,155	$ 2,992,688

Liabilities and members’ equity
Current liabilities
Accounts payable trade	$17,356	$12,201
Deferred revenue	235,206	219,613
Accrued expenses	42,559	44,327
Other current liabilities	1,443	558
Total current liabilities	296,564	276,699

Members’ equity
Members’ capital	2,406,591	2,715,989

Total liabilities and members’ equity	$2,703,155	$2,992,688

The accompanying notes are an integral part of these financial statements.

Lawriter LLC
Statements of Operations
(unaudited)

	Nine months Ended
	September 30,	September 30,
	2007	2006

Revenue
Subscription revenues	$2,074,456	$1,919,575
Other revenues	28,875	-
Total revenue	2,103,331	1,919,575

Cost of subscription revenues	108,280	174,844

Gross profit	1,995,051	1,744,731
Expenses
General & administrative	1,742,517	1,371,455
Depreciation & amortization	29,753	22,776

Total expenses	1,772,270	1,394,231

Operating income	222,781	350,500

Other income, net	69,168	67,129

Net income	$291,949	$417,629

The accompanying notes are an integral part of these financial statements.

Lawriter LLC
Statements of Cash Flows
(unaudited)

	Nine months Ended
	September 30, 2007	September 30, 2006
Cash flows from operating activities
Net income	$291,949	$417,629
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	29,753	22,776
Changes in operating assets and liabilities
Accounts receivable	13,854	(36,643)
Prepaid expenses	(633)	(12,482)
Accounts payable	(28,882)	(70,518)
Deferred revenue	11,519	14,830
Accrued expenses	17,443	22,074
Other current liabilities, net	(1,333)	(1,289)
Net cash provided by operating activities	333,670	356,377
Cash flows from investing activities
Acquisition of equipment	(138,274)	(6,327)
Sale of investment securities	240,317	60,590
Net cash provided by (used in) investing activities	102,043	54,236
Cash flows from financing activities
Capital distribution	(250,000)	-
Repayment of loan from member	(105,000)	-
Notes receivable	88,055	88,055
Net cash (used in) provided by financing activities	(266,945)	88,055
Net increase in cash	168,768	498,695
Cash and cash equivalents at beginning of period	201,704	117,908
Cash and cash equivalents at end of period	$370,472	$616,603

Supplemental disclosures of cash flow information:
Cash paid during the period for
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

Lawriter LLC
Statements of Changes in Members’ Equity
Nine months Ended September 30, 2007 and 2006
(unaudited)

Balance at December 31, 2005	$2,298,360
Net income nine months ended September 30, 2006	417,629
Balance at September 30, 2006	2,715,989
Net loss three months ended December 31, 2006	(51,347)
Capital distribution	(300,000)
Balance at December 31, 2006	2,364,642
Net income nine months ended September 30, 2007	291,949
Capital distribution	(250,000)
Balance at September 30, 2007	$2,406,591

The accompanying notes are an integral part of these financial statements.

NOTE 1 Organization and Significant Accounting Policies

Organization

Lawriter LLC was organized as a limited liability corporation in the state of Ohio in 2000, by way of a Joint Venture Agreement between the Ohio State Bar Association (“OSBA”), OSBA.com (an Ohio limited liability company in which OSBA has a 95% controlling interest), Joseph W. Shea III (“Shea”), and Lawriter Corporation, an Ohio corporation wholly owned by Shea. (In these Notes, “we,” “our” and “us” refer to Lawriter LLC.) We provide computer assisted legal research and other related services, by way of access to legal information databases marketed primarily to state bar associations under the name Casemaker®. These customers pay monthly dues in return for access to digitized searchable content containing judicial opinions and related legal data arising out of multiple jurisdictions throughout the United States.

Basis of Presentation and Use of Estimates

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for financial reporting. The financial information contained herein is audited and in the opinion of management, all estimates and adjustments necessary for a fair presentation of such financial information have been included. All such estimates and adjustments are of a normal recurring nature. Our management estimates are based upon information available at the time these estimates are made. These estimates can affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the periods presented. To the extent there are material differences between these estimates and actual results, our financial statements will be affected.

Fair Value of Financial Instruments

We disclose the estimated fair values for all financial instruments for which it is practicable to estimate fair value. Financial instruments including cash and cash equivalents, accounts receivable and payable are deemed to approximate fair value due to their short maturities.

Revenue Recognition

We recognize revenue for sales and services based on the following revenue recognition criteria as prescribed by Statement Of Position (“SOP”) 97-2, “Software Revenue Recognition,” SOP 98-9, “Modification of SOP 97-2, Software Revenue Recognition, with Respect to Certain Transactions, and Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition in Financial Statements”:

1.	Persuasive evidence of an arrangement exists - The Company’s customary practice is to enter into a written contract, executed by both parties.

2.
The fee is fixed or determinable - The Company negotiates the fee for services at the outset of fee-based arrangements. This fixed amount is payable on a monthly basis throughout the term of the renewable contract.

3.	Collectibility is probable - Based on past payment histories, as well as the reputation of the customer base, collectibility is determined at the outset of the arrangement.

4.	Delivery has occurred - Revenue is recognized as the delivery of services has occurred.

Cash and Cash Equivalents, and Marketable Securities

We invest our excess cash in money market funds. All highly liquid investments with stated maturities of three months or less from date of purchase are classified as cash equivalents.

We account for investments under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities.” We have investments in two types of funds classified as either cash equivalents or investment securities. SFAS No. 115 requires any activity with regard to “trading” securities between reporting periods to be included in current earnings. Our investment securities are marked-to-market with any unrealized gains or losses reflected in current earnings. Our investments included in cash equivalents are carried at fair value.

Allowance for Doubtful Accounts

Through the analysis of historical trends as well as current conditions, management has not provided a reserve for un-collectable accounts as past experience indicates timely payments with no history of write-offs.

Property, Plant and Equipment

Property, plant and equipment are recorded at their original cost. Depreciation is computed using the double declining balance method over the estimated useful lives of the assets. The costs of maintenance and repairs, which are not significant improvements, are expensed when incurred. There are no asset retirement obligations associated with any of our long-lived assets. Furniture is depreciated over a five year useful life while computers are depreciated over a three year useful life.

Software is stated at its original cost, less accumulated depreciation. We compute amortization expense using the straight-line method over the estimated useful lives of the software which is three years. We amortize leasehold improvements using the straight-line method over the lesser of the remaining term of the lease or its estimated useful life.

Goodwill

Upon our inception on June 20, 2000, Lawriter Corporation contributed some fixed assets and all rights with respect to the Electronic Law Library databases, which embody the digital content accessed by the customers, in exchange for a 62.5% ownership position in us. OSBA.com contributed $1,000,000 in cash for a 37.5% ownership position. Pursuant to this transaction, the agreed capital was $1,666,667 based on the proportional ownership established in this arms-length transaction.

We originally allocated the excess of capital over net tangible assets as being attributable to the Electronic Law Library, which we assigned a 15 year useful life. We amortized this asset on a straight-line basis until the adoption of SFAS No. 142, “Goodwill and Other Intangible Assets.” Under SFAS No. 142, subsequent to June 30, 2001, this asset was reclassified to goodwill. As a result, periodic amortization ceased and the asset is tested annually for impairment. No impairment charge has been recorded to date.

The value of the asset as of June 30, 2001, prior to the implementation of SFAS No. 142, was as follows:

June 30, 2001
Intangible Assets
Electronic Law Library	$1,660,154
Less: Accumulated Amortization	(110,677)
Net Intangible Assets	$1,549,477

Software Development Costs

We charge the costs of research and development to expense as these costs are incurred. We do not capitalize software development costs until technological feasibility is reached, which occurs upon the completion of a working model. Because the time between the establishment of a working model and the general availability of the software is short, capitalizable software development costs have been immaterial. Total research and development costs for the nine months ended September 30, 2007 and 2006 were $107,772 and $173,751, respectively.

Impairment or Disposal of Long-Lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” we monitor events or changes in circumstances which may indicate that carrying amounts of its long-lived assets may not be recoverable. When such events or changes in circumstances are present, we assess recoverability of its assets by determining whether the carrying amount of its assets will be recovered through undiscounted, expected future cash flows. If we determine that the carrying values of specific long-lived assets are not recoverable, we will record a charge to operations to reduce the carrying value of those assets to their fair values. We consider various valuation factors, principally discounted cash flows, to assess the fair values of long-lived assets.

Income Taxes

We are structured as a limited liability company, which is a pass-through entity for U.S. tax purposes. As a result, book and tax depreciation amounts are the same. As such, the asset and liability method of accounting for income taxes is not required.

Concentration of Credit Risk

We have no off-balance sheet concentration of credit risk such as foreign exchange contracts, option contracts or other hedging arrangements.

Major Customers

We derive our monthly subscription revenues from various state bar associations throughout the United States. There were 25 Bar Associations under contract during the nine months ended September 30, 2007and 23 Bar Associations under contract during the nine months ended September 30, 2006. For the nine months ended September 30, 2007 and 2006, three customers, including OSBA, represented approximately 30% (including 15% from OSBA) and 32% (16%) of total revenues, respectively.

Stock-Based Compensation

On January 1, 2006, we adopted SFAS No. 123R, “Share-Based Payment,” which replaces SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees.”  SFAS No. 123R requires the cost of employee services received in exchange for equity instruments awarded or liabilities incurred to be recognized in the financial statements.  Under this method, compensation cost beginning January 1, 2006 includes the portion vesting in the period for (1) all share-based payments granted prior to, but not vested as of December 31, 2005, based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123, and (2) all share-based payments granted subsequent to December 31, 2005, based on the grant date fair value estimated using the Black-Scholes option pricing model.

We began using the modified prospective transition method when we adopted SFAS 123R as of January 1, 2006.  We do not anticipate it will grant employee stock options and/or non-vested stock units in the future.  We do not expect the adoption of the guidance to have a significant impact on the determination or reporting of its financial results.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109.” FIN No. 48 clarifies the accounting and reporting for uncertainties in income taxes. FIN No. 48 also prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken, or expected to be taken, in income tax returns. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of FIN No. 48 to have a material effect on its consolidated financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which clarifies the definition of fair value and establishes a framework for measuring fair value in generally accepted accounting principles. SFAS No. 157 also expands certain disclosures about fair value investments. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. We do not expect the adoption of SFAS No. 157 to have a material effect on its consolidated financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. We do not expect the adoption of SFAS 159 to have a material effect on its consolidated financial position, results of operations or cash flows.

Advertising Costs

We expense all advertising costs as incurred.

NOTE 2 Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses as of September 30, 2007 and 2006 consist of the following:

	2007	2006

Accounts payable	$17,356	$12,201
Wages & related payroll taxes	25,111	26,198
Accrued vacation	16,832	16,978
Workers compensation	616	1,151
	$59,915	$56,528

NOTE 3 Property and Equipment

Property and equipment consists of the following as of September 30, 2007 and 2006:

	2007	2006

Computers and software	$78,854	$51,757
Furniture and equipment	265,052	152,151
Leasehold improvements	14,669	14,669
	358,575	218,587
Less: Accumulated depreciation	224,811	190,123
Net property and equipment	$133,764	$28,464

Depreciation expense for the nine months ended September 30, 2007 and 2006 was $29,753 and $22,776, respectively.

NOTE 4 Lease Obligations

We lease office space and equipment under non-cancelable operating leases. Under one of our two non-cancelable operating leases for office space, we are co-lessees with the law firm owned by our president, Mr. Joseph Shea. Per the terms of that lease, his firm is responsible for 50% of the rental payments, paid directly to the lessor. Rent expense charged to operations in the accompanying statements of operations for office space and equipment under all operating leases was $42,847 and $42,594 for the nine months ended September 30, 2007 and 2006, respectively.

Scheduled future minimum payments required for non-cancelable operating leases are as follows:

As of September 30, 2007:
Year	Office Rent	Equipment	Total
2007	$14,227	$165	$14,392
2008	57,686	-	57,686
2009	35,160	-	35,160
2010	14,650	-	14,650
Total	$121,723	$165	$121,888

As of September 30, 2006:
Year	Office Rent	Equipment	Total
2006	$14,033	$165	$14,198
2007	56,909	165	57,074
2008	57,686	-	57,686
2009	35,160	-	35,160
2010	14,650	-	14,650
Total	$178,438	$330	$178,768

NOTE 5 Related Party Transactions

We have entered into several agreements with OSBA, including but not limited to; Joint Venture Agreements, Bill of Sale, Assignment and Assumption, Trademark License Agreement, and Operating Agreements. We are developing technology and OSBA owns the registration for the relevant marks used in the business. OSBA by way of the Trademark License Agreement grants to us use and sublicense rights to the marks on a non-exclusive and royalty-free basis.

We receive revenues from OSBA under an agreement similar to those executed with other state bar associations. OSBA is one of our major customers, as noted in Note 2 above. For the nine months ended September 30, 2007 and 2006, we recognized revenue under this contract of approximately $319,000 and $307,000, respectively. As of September 30, 2007 and 2006, we included $35,000 and $35,000, respectively, of accounts receivable related to the OSBA.

Mr. Shea, our president and owner of Lawriter Corporation, loaned us $105,000 in December 2006. This amount was repaid in full in February 2007.

Under one of our two non-cancelable operating leases for office space, we are co-lessees with the law firm owned by our president, Mr. Shea. Per the terms of this lease, his firm is responsible for 50% of the rental payments, paid directly to the lessor. For the nine months ended September 30, 2007 and 2006, Mr. Shea’s firm paid $20,972 and $19,419, respectively, in lease payments to the lessor.

NOTE 6 Contingencies

We are not involved in any legal proceedings, claims and litigation including IRS matters arising from the normal course of business. Based on management and legal opinion there is no such threat of any claim or litigation anticipated in the near future. We periodically assess our exposure related to these matters based on available information.

NOTE 7 Members’ Capital

On April 13, 2007, a member received a capital distribution of $250,000 as permitted by the governing joint venture agreement.